Waddell & Reed Advisors
                    Value Fund,
                    Inc.

                    Semiannual
                    Report
                    -----------------
                    December 31, 2000

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        11     Statement of Assets and Liabilities

        12     Statement of Operations

        13     Statement of Changes in Net Assets

        14     Financial Highlights

        18     Notes to Financial Statements

        23     Independent Auditors' Report

        25     Directors & Officers




This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Value Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Value Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER
December 31, 2000


Dear Shareholder:

We are delighted to share with you this report on your Fund's operations from the date of the Fund's inception through December 31, 2000.

The last six months marked a volatile time for the markets and the economy. Concerns during the third quarter centered on rising energy prices, a faltering euro, worries about violence in the Middle East and doubts about third quarter corporate earnings reports. In the fourth quarter, those issues were accompanied by a protracted dispute over the presidential election and concern surrounding the potential for the U.S. economy to fall into a recession.

In combination, all of these issues served to depress stock prices as we entered the first quarter of 2001. This environment led to much speculation that the Federal Reserve may be inclined to cut interest rates in early 2001 to help ease recession worries. Nonetheless, the second half of 2000 wrapped up what was one of the worst years for stocks in a decade.

For the last six months, the technology-heavy Nasdaq Composite Index was down
37.71 percent, while the Nasdaq Industrial Index was down 29.60 percent. The two major indexes performed moderately better, as the Standard & Poor's 500 declined 8.77 percent and the Dow Jones Industrial Average increased 4.07 percent.

By contrast, bonds have done fairly well during the last six months. It appears that a combination of the slowing economy, a declining stock market and falling interest rates has helped bond performance during the period.

Going forward, we believe it is essential for investors to maintain a long-term perspective and to stick with specific financial plans. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify a portfolio.

Overall, investors have been rewarded well in recent years. We believe that those who continue a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts. Just as we urge you not to become unduly concerned if the market moves downward in the near term, we would urge that you not become too exuberant when it moves higher in similarly short time periods.

It is impossible to predict with certainty where markets will go next, but one thing that remains certain is that a well-thought-out investment plan is important. Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing commitment and support.

Respectfully,

Robert L. Hechler
President

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Value Fund

                                GOAL:   To seek long-term capital appreciation.



                            Strategy:   Invests, for the long term, in the
                                        common stocks of largely capitalized
                                        U.S. and foreign companies.  The Fund
                                        seeks to invest in stocks that are, in
                                        the opinion of the Fund's investment
                                        manager, undervalued relative to the
                                        true value of the company, and/or are
                                        out of favor in the financial markets
                                        but have a favorable outlook for capital appreciation. The Fund typically invests in large companies, but may invest in securities of any size company.

                             Founded:   2000

        Scheduled Dividend Frequency:   ANNUALLY (December)


PERFORMANCE SUMMARY -- Class A Shares
           Per Share Data
For the Period Ended December 31, 2000
--------------------------------------
Net Asset Value on
  12-31-00                 $10.04
  12-15-00                  10.00
                           ------
Change per Share            $0.04
                           ======

Past performance is not necessarily indicative of future results.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-00     ---          ---             ---           ---
 5-year period
  ended 12-31-00     ---          ---             ---           ---
10-year period
  ended 12-31-00     ---          ---             ---           ---
Cumulative return
  since inception
  of Class (F)      -5.47%       0.30%          -4.70%         0.30%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)12-15-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                         Class C               Class Y(B)
                  -----------------------      ----------
                      With      Without
Period               CDSC(C)     CDSC(D)
------            ----------   ----------
 1-year period
  ended 12-31-00     ---          ---             ---
 5-year period
  ended 12-31-00     ---          ---             ---
10-year period
  ended 12-31-00     ---          ---             ---
Cumulative return
  since inception
  of Class (E)      -0.70%       0.30%           0.40%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(E)12-15-00 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders)

Portfolio Highlights

On December 31, 2000, Waddell & Reed Advisors Value Fund, Inc. had net assets totaling $10,451,688 invested in a diversified portfolio of:

 87.68%  Cash and Cash Equivalents
 12.32%  Common Stocks


As a shareholder of Waddell & Reed Advisors Value Fund, Inc., for every $100 you had invested on December 31, 2000, your Fund owned:

 $87.68  Cash and Cash Equivalents
  12.32  Common Stocks

THE INVESTMENTS OF VALUE FUND
December 31, 2000

                                              Shares          Value

COMMON STOCKS
Business Services - 1.47%
 Prodigy Communications Corporation*  ....   100,000    $   153,125
                                                        -----------

Communication - 4.96%
 AT&T Wireless Group*  ...................     7,500        129,844
 Sprint Corporation - FON Group  .........     2,600         52,812
 Worldcom, Inc.*  ........................    23,900        336,094
                                                        -----------
                                                            518,750
                                                        -----------

Holding and Other Investment Offices - 0.62%
 AMB Property Corporation  ...............     2,500         64,531
                                                        -----------

Instruments and Related Products - 0.55%
 Raytheon Company, Class A  ..............     2,000         58,000
                                                        -----------

Insurance Carriers - 4.14%
 Berkshire Hathaway Inc., Class B*  ......       100        235,400
 Conseco, Inc.  ..........................    15,000        197,813
                                                        -----------
                                                            433,213
                                                        -----------

Petroleum and Coal Products - 0.58%
 Royal Dutch Petroleum Company, NY Shares      1,000         60,562
                                                        -----------

TOTAL COMMON STOCKS - 12.32%                            $ 1,288,181
 (Cost: $1,250,803)

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Auto Repair, Services and Parking - 3.35%
 Hertz Corporation (The),
   6.56%, 1-4-01 .........................    $  350        349,809
                                                        -----------

 Chemicals and Allied Products - 3.33%
 PPG Industries, Inc.,
   6.5%, 1-25-01 .........................       350        348,483
                                                        -----------

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VALUE FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 3.35%
 National Fuel Gas Co.,
   6.78%, 1-4-01 .........................      $350     $  349,802
                                                        -----------

 Electronic and Other Electric Equipment - 7.16%
 Motorola, Inc.,
   6.47%, 1-26-01 ........................       400        398,203
 Sony Capital Corp.,
   6.62%, 1-2-01 .........................       350        349,935
                                                        -----------
                                                            748,138
                                                        -----------

 Food and Kindred Products - 3.34%
 Nestle Capital Corp.,
   6.5%, 1-8-01 ..........................       350        349,558
                                                        -----------

 Nondepository Institutions - 3.83%
 IBM Credit Corp.,
   7.04%, 1-2-01 .........................       400        399,922
                                                        -----------

 Petroleum and Coal Products - 3.34%
 BP Amoco Capital Plc,
   6.55%, 1-9-01 .........................       350        349,491
                                                        -----------

 Primary Metal Industries - 3.81%
 Alcoa Incorporated,
   6.48%, 1-25-01 ........................       400        398,272
                                                        -----------

Total Commercial Paper - 31.51%                           3,293,475

Repurchase Agreement - 18.51%
 J.P. Morgan Securities Inc., 5.9% Repurchase
   Agreement dated 12-29-00, to be
   repurchased at $1,935,268 on
   1-2-01** ..............................     1,934      1,934,000
                                                        -----------

                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VALUE FUND
December 31, 2000

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES (Continued)
United States Government Securities - 36.24%
Federal Home Loan Mortgage Corporation,
 6.21%, 1-3-01  ..........................    $3,789    $ 3,787,693
                                                        -----------

TOTAL SHORT-TERM SECURITIES - 86.26%                    $ 9,015,168
 (Cost: $9,015,168)

TOTAL INVESTMENT SECURITIES - 98.58%                    $10,303,349
 (Cost: $10,265,971)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.42%           148,339

NET ASSETS - 100.00%                                    $10,451,688


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
**Collateralized by $1,827,000 U.S. Treasury Notes, 6.0% due 2-15-26; market value and accrued interest aggregate $1,971,257.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
VALUE FUND
December 31, 2000
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 4) .................................      $10,303
 Cash   ............................................            1
 Receivables:
   Fund shares sold ................................          736
   Dividends and interest ..........................            2
 Prepaid registration fees (Note 2) ................           62
                                                          -------
    Total assets  ..................................       11,104
                                                          -------
LIABILITIES
 Payable for investment securities purchased .......          575
 Accrued service fee (Note 3)  .....................            1
 Accrued distribution fee (Note 3)  ................            1
 Other  ............................................           75
                                                          -------
    Total liabilities  .............................          652
                                                          -------
      Total net assets .............................      $10,452
                                                          =======
NET ASSETS
 $0.001 par value capital stock
   Capital stock ...................................      $     1
   Additional paid-in capital ......................       10,414
 Accumulated undistributed income:
   Net unrealized appreciation in value of
    investments  ...................................           37
                                                          -------
    Net assets applicable to outstanding
      units of capital .............................      $10,452
                                                          =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $10.04
 Class B  ..........................................       $10.03
 Class C  ..........................................       $10.03
 Class Y  ..........................................       $10.04
Capital shares outstanding
 Class A  ..........................................          916
 Class B  ..........................................           29
 Class C  ..........................................           70
 Class Y  ..........................................           26
Capital shares authorized ........................      1,000,000

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS
VALUE FUND
For the Period Ended December 31, 2000
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization........................          $16
   Dividends .......................................            1
                                                             ----
    Total income  ..................................           17
                                                             ----
 Expenses (Note 3):
   Registration fees ...............................           12
   Investment management fee .......................            2
   Distribution fee:
     Class A  ......................................            1
     Class B .......................................          ---*
     Class C .......................................          ---*
   Service fee:
     Class A  ......................................            1
     Class B .......................................          ---*
     Class C .......................................          ---*
   Custodian fees ..................................            1
   Legal fees ......................................            1
   Transfer agency and dividend disbursing:
     Class A .......................................          ---*
     Class B .......................................          ---*
     Class C .......................................          ---*
   Shareholder servicing - Class Y .................          ---*
   Other............................................            1
                                                             ----
    Total  .........................................           19
      Less expenses in excess of voluntary waiver of
       management fee (Note 3)  ....................           (2)
                                                             ----
       Total expenses ..............................           17
                                                             ----
       Net investment loss  ........................         (---)
                                                             ----
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (NOTES 1 AND 4)
 Realized net gain on investments  .................          ---
 Unrealized appreciation in value of investments
   during the period ...............................           37
                                                             ----
   Net gain on investments .........................           37
                                                             ----
    Net increase in net assets resulting from
      operations ...................................          $37
                                                             ====
*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
VALUE FUND
For the Period from December 15, 2000* through December 31, 2000
(In Thousands)

INCREASE IN NET ASSETS
 Operations:
   Net investment loss ..............        $  (---)
   Realized net gain on investments .            ---
   Unrealized appreciation ..........             37
                                             -------
    Net increase in net assets
      resulting from operations .....             37
                                             -------
 Distributions to shareholders from (Note 1E):**
   Net investment income:
    Class A                                      ---
    Class B                                      ---
    Class C                                      ---
    Class Y                                      ---
   Realized gains on securities transactions:
    Class A                                      ---
    Class B                                      ---
    Class C                                      ---
    Class Y                                      ---
                                             -------
                                                 ---
                                             -------
 Capital share transactions
   (Note 5) .........................         10,315
                                             -------
       Total increase  ..............         10,352
NET ASSETS
 Beginning of period  ...............            100
                                             -------
 End of period  .....................        $10,452
                                             =======
   Undistributed net investment loss           $(--)
                                               =====


*Commencement of operations.
**See "Financial Highlights" on pages 14 - 17.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                  12/15/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.00
 Net realized and
   unrealized gain
   on investments ..   0.04
                     ------
Total from investment
 operations   ......   0.04
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
                     ------
Net asset value,
 end of period  .... $10.04
                     ======
Total return** .....   0.30%
Net assets, end of
 period (in
 millions)  ........     $9
Ratio of expenses
 to average net
 assets  ...........   5.12%***
Ratio of net investment
 income to average
 net assets  .......   0.05%***
Portfolio turnover
 rate  .............   0.00%
  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VALUE FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                  12/15/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income (loss) from investment
 operations:
 Net investment
   loss.............  (0.00)
 Net realized and
   unrealized gain
   on investments ..   0.03
                     ------
Total from investment
 operations   ......   0.03
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
                     ------
Net asset value,
 end of period  .... $10.03
                     ======
Total return .......   0.30%
Net assets, end of
 period (in
 thousands)  .......   $289
Ratio of expenses
 to average net
 assets  ...........   5.86%**
Ratio of net investment
 loss to average
 net assets  .......  -0.48%**
Portfolio turnover
 rate  .............   0.00%

 *Commencement of operations.
**Annualized.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                  12/15/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income (loss) from investment
 operations:
 Net investment
   loss ............  (0.00)
 Net realized and
   unrealized gain
   on investments ..   0.03
                     ------
Total from investment
 operations   ......   0.03
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
                     ------
Net asset value,
 end of period  .... $10.03
                     ======
Total return* ......   0.30%
Net assets, end of
 period (in
 millions)  ........     $1
Ratio of expenses
 to average net
 assets  ...........   5.67%**
Ratio of net investment
 loss to average
 net assets  .......  -0.56%**
Portfolio turnover
 rate  .............   0.00%
 *Commencement of operations.
**Annualized.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VALUE FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                  12/15/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income (loss) from investment
 operations:
 Net investment
   loss.............  (0.00)
 Net realized and
   unrealized gain
   on investments ..   0.04
                     ------
Total from investment
 operations   ......   0.04
                     ------
Less distributions:
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
                     ------
Net asset value,
 end of period  .... $10.04
                     ======
Total return .......   0.40%
Net assets, end of
 period (in
 thousands)  .......   $265
Ratio of expenses
 to average net
 assets  ...........   5.83%**
Ratio of net investment
 loss to average
 net assets  .......  -0.44%**
Portfolio turnover
 rate  .............   0.00%
  *Commencement of operations.
 **Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on September 7, 2000 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until December 15, 2000 (the date of the initial public offering).

     On November 28, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $62,400 were paid by the Fund and are being amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $28,626. During the period ended December 31, 2000, no deferred sales charges were collected. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $21,109 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

     The Fund paid no Directors' fees during the period ended December 31, 2000.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $1,250,803. No investment securities, other than short-term securities, matured or were sold. Purchases of short-term securities aggregated $35,429,057, while proceeds from maturities and sales aggregated $26,421,000. No U.S. Government obligations were purchased or sold during the period.

     For Federal income tax purposes, cost of investments owned at December 31, 2000 was $10,265,971, resulting in net unrealized appreciation of $37,378, of which $68,548 related to appreciated securities and $31,170 related to depreciated securities.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.


                            For the
                             period
                              ended
                       December 31,
                               2000
                       ------------
Shares issued from sale
 of shares:
 Class A  ............          906
 Class B .............           29
 Class C .............           70
 Class Y  ............           26
Shares redeemed:
 Class A  ............          ---*
 Class B .............          ---*
 Class C .............          ---*
 Class Y  ............          ---
                              -----
Increase in
 outstanding capital
 shares ..............        1,031
                              =====

Value issued from sale
 of shares:
 Class A  ............      $ 9,059
 Class B .............          288
 Class C .............          705
 Class Y  ............          264
Value redeemed:
 Class A  ............           (1)
 Class B .............          ---*
 Class C .............          ---*
 Class Y  ............          ---
                            -------
Increase in
 outstanding capital .      $10,315
                            =======
     * Not shown due to rounding

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Value Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Value Fund, Inc. (the "Fund"), as of December 31, 2000, and the related statements of operations for the period December 15, 2000 (inception) through December 31, 2000, and changes in net assets and the financial highlights for the period December 15, 2000 through December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Waddell & Reed Advisors Value Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for the period then ended and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Harry M. Flavin, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.











------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1021SA(12-00)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.